                                                                    Exhibit 10.6

                                ENGLISH TRANSLATION OF CHINESE LANGUAGE ORIGINAL

                           Property Leasing Agreement

                                     between

                      China Life Insurance (Group) Company

                                       and

                      China Life Insurance Company Limited

                                TABLE OF CONTENTS

CLAUSE 1    PREMISES OF THE AGREEMENT........................................3

CLAUSE 2    SCOPE OF LEASE...................................................4

CLAUSE 3    LEASE TERM.......................................................4

CLAUSE 4    PAYMENT OF RENT..................................................5

CLAUSE 5    RIGHTS AND DUTIES................................................6

CLAUSE 6    FURTHER UNDERTAKINGS.............................................8

CLAUSE 7    AMENDMENT AND TERMINATION........................................8

CLAUSE 8    DEFAULT AND DAMAGES..............................................9

CLAUSE 9    REPRESENTATIONS AND WARRANTIES...................................9

CLAUSE 10   FORCE MAJEURE...................................................10

CLAUSE 11   MISCELLANEOUS...................................................11

CLAUSE 12   NOTICES.........................................................12

CLAUSE 13   GOVERNING LAW AND DISPUTE SETTLEMENT............................13

CLAUSE 14   SUPPLEMENTARY PROVISIONS........................................13

SCHEDULE I..................................................................15

SCHEDULE II.................................................................17

This Property Leasing Agreement (the "Agreement") is entered into on September 30, 2003 in Beijing, People's Republic of China ("PRC") by and between the following two parties:

Party A: China Life Insurance (Group) Company
         Address: No. 5 Guan Ying Yuan Xi Qu, Xicheng District, Beijing Legal Representative: Wang Xian Zhang

Party B: China Life Insurance Company Limited
         Address: China Life Building, No. 16 Chao Wai Avenue, Chaoyang District, Beijing
         Legal Representative: Wang Xian Zhang

WHEREAS,

(1) Party A is a wholly state-owned insurance company duly organized and existing under the laws of the PRC;

(2) Party B is a joint stock insurance company with limited liability duly organized and existing under the laws of the PRC; and

(3) In accordance with the Municipal Real Estate Law of the PRC, the Contract Law of the PRC, as well as other relevant laws and regulations, both parties wish to make fair and reasonable arrangements regarding the leasing or subleasing of real estate from Party A to Party B.

On the basis of mutual benefit and through friendly consultations, both parties hereto have agreed to enter into this Agreement as follows:

                       Clause 1 Premises of the Agreement

1.1. Party A owns all the real property listed in Schedule I of this Agreement (hereinafter referred to as "Party A Real Property"). The Party A Real Property listed in Schedule I includes real property owned by Party A and its affiliates, and Party A's affiliates have agreed to have Party A to enter into this Agreement.

1.2. Party A is entitled to sublet all real property listed in Schedule II of this Agreement (hereinafter referred to as "Party A Leased Property").

1.3. The real property referred to in clauses 1.1 and 1.2 are collectively referred to in this Agreement as "Agreement Property".

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1.4. Party A agrees to lease Party A Real Property and sublease Party A Leased
     Property to Party B in accordance with the terms and conditions of this Agreement for Party B's use as office space and Party B agrees to lease or sublease such properties as the case may be.

                             Clause 2 Scope of Lease

2.1. There is a total of 833 for sites Party A Real Property, having a total construction area of 637,143 square meters. The detailed description of such sites is set forth in Schedule II, which constitutes a part of this Agreement.

2.2. There is a total of 1,764 for sites Party A Leased Property, having a total construction area of 1,060,261 square meters. The detailed description of such sites is set forth in Schedule II, which constitutes a part of this Agreement.

2.3. The Agreement Property shall be deemed to have been delivered to Party B when Party B is duly organized. Party A shall ensure that the Agreement Property is in good condition satisfactory to Party B when delivered.

2.4. Both parties hereby agree that each party may, by giving written notice to the other party no later than November 30th of each year, reduce the number of properties under the lease in accordance with its business needs. Upon receipt of such notice from the other party, each party shall modify the Schedules of this Agreement accordingly and as per the requirements of Clause 11.4, and make adjustments to the rent payable for the following year in accordance with Clause 4.4 of this Agreement.

2.5. Both parties hereby agree that each party may, by giving written notice to the other party no later than November 30th of each year, increase the number of properties under the lease. If both parties agree to such increase before December 31 of such year, they shall modify the Schedules of this Agreement accordingly and as per the requirements of Clause 11.4, and make adjustments to the rent in accordance with Clause 4.4 of this Agreement.

                               Clause 3 Lease Term

3.1. Unless otherwise required by the listing rules of the Stock Exchange of Hong Kong Limited, this Agreement shall expire on December 31, 2005.

3.2. The term of the sublease under this Agreement shall be the term of the original head lease less the period during which Party A rented such sublease estates prior to the effective date of this Agreement, provided however, that such term shall not extend beyond December 31, 2005.

3.3. Except as otherwise provided in this Agreement, unless the prior written consent of the other party is obtained, a party may not terminate this Agreement or any of the estates set forth herein before the expiry date.

                            Clause 4 Payment of Rent

4.1. Rents for Party A Real Property under this Agreement shall be determined by reference to market rents or, if market rents are not readily available, by reference to the costs incurred by Party A in holding and maintaining such sites (including amortization of book value or depreciations, maintenance costs, property tax, business tax, supplementary fees, stamp tax, etc.), plus a reasonable profit margin of 5%. Party A shall be responsible for the payment of all taxes in connection with the lease of its Real Properties.

4.2. Rents for Party A Real Properties shall be based on the rental amounts set forth in the original head lease, plus all taxes required to be paid by Party A in connection with the sublease, including property tax, business tax, supplementary fees, stamp tax, etc.

4.3. Party B shall pay to Party A a proposed annual rent of RMB334.83 million (inclusive of management fees) in accordance with this Agreement, in respect of which RMB126.56 million is rent for Party A Real Properties and RMB208.27 million is rent for Party A Leased Property. Party B shall determine the final rent in accordance with Clauses 2.4, 2.5, 4.4 and 4.7 of this Agreement.

4.4. To reflect changes in market rents and the number of properties leased under this Agreement, within one month before the end of each calendar year, the parties shall enter into a supplementary agreement to adjust the rent for the following calendar year.

4.5. From 2004 to 2005, the rents set forth in this Agreement shall be paid to Party A by Party B on a quarterly basis, with the amount of each payment being one quarter of the yearly rent. Each payment of rent shall be made before January 10th, April 10th, July 10th, and October 10th of each year (hereinafter referred to as "Payment Date")respectively. If a Payment Date does not fall on business day, the rent shall be paid on the last business day before the Payment Date.

4.6. The rent incurred by Party B during the period starting from the date when its business license is issued and ending on December 31, 2003 shall be paid by Party B to Party A before December 31, 2003.

4.7. Party B's quarterly rent shall be calculated as follows:

     (1) quarterly rent payable to Party A shall equal sum total of the quarterly rent for each site leased from Party A.

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     (2)  quarterly rent for each site shall equal the yearly rent of each estate divided by 365 (or 366 for leap years) and multiplied by the actual number of days that Party B uses such site.

4.8. Party B shall pay the rents above into the designated account of Party A.

                           Clause 5 Rights and Duties

5.1. As the lessor of the Agreement Property, Party A shall enjoy following rights:

     (1) To collect rental payments in accordance with the provisions of this Agreement; and

     (2)  Other rights set forth in this Agreement.

5.2. As the lessor of the Properties under this Agreement Property, Party A undertake to perform the following obligations:

     (1) Unless otherwise provided in this Agreement, Party A shall warrants that it has the right to lease the Party A Real Property in accordance with this Agreement, and that it has obtained all third party approvals required to sublease Party A Leased Properties in accordance with the original head lease entered into with such third parties and with this Agreement;

     (2) Party A undertakes to adopt any necessary measures to make the Agreement Property and the leasing thereof in compliance with relevant laws and regulations. If Party B suffers any losses (including any economic losses) as a result of Party A's violation of such undertaking, Party A shall indemnify Party B and hold Party B harmless within thirty (30) days after Party B makes a claim for such loses in writing;

     (3) To renew the lease for Party A Leased Property as per the requirements of Party B;

     (4) During the term of this lease, to pay all property tax, business tax, supplementary fees, stamp tax, land utility fees and other lawful taxes and fees in connection with the leasing of Party A Real Property;

     (5) During the term of this Agreement, if Party A desires to assign the ownership of Party A Real Property to a third party, it shall notify Party B. Party B shall have a right of first refusal in regard to such assignment under the same terms offered to the third party. If Party B forfeits its right of first refusal, Party A may assign the ownership of such property to a third party under such terms, provided, however, that such third party shall be legally bound as the lessor under the term of this Agreement;

     (6) Party B may, by giving one month's prior written notice to Party A, reduce the number of properties under this Agreement in accordance with its business needs, and Party A shall agree to such reduction;

     (7) Party A shall provide necessary assistance in a timely manner in response to all reasonable requests by Party B in regard to the use of the Agreement Property;

     (8) Party A shall perform all of its obligations and duties as lessor in a timely manner. Party A shall not by any action or inaction affect Party B's normal use of the Agreement Property;

     (9) Unless otherwise provided for in this Agreement, during the term of this Agreement, Party A shall not repossess all or any part of the Agreement Property or terminate this Agreement before the expiry date.

5.3. As the lessee of the Agreement Property, Party B shall have following rights:

     (1) To occupy and use the Agreement Property in accordance with the provisions of this Agreement;

     (2) In response to its business needs, to decorate and renovate Structural integrity thereof or the Agreement Property without affecting the structural integrity thereof or violating this Agreement or relevant laws and regulations. Expenses in connection with decoration or renovation shall be borne by Party B and such decoration and renovation shall not adverse affect the value of the sites and/or Party A's rights;

     (3) To sublease any and all of the Party A Real Property under this Agreement with the prior written approval of Party A (this sublease is not applicable to the Party A Leased Property);

     (4) In accordance with its business needs, to request to increase the number of properties under this Agreement, which Party A shall make its best efforts to satisfy;

     (5) In accordance with its business needs, with one month's written notice to Party A, to request that Party A reduce the number of properties under this Agreement. Party A shall satisfy any such request from Party B;

     (6) Not withstanding the above requirement, if any damages occur to a certain site for reasons not caused by Party B , Party B has the right to to make its own judgments regarding the extent of such damages. If such damages affect Party B's reasonable and normal use of such site, Party B may notify Party A in writing and request Party A to terminate the lease in respect of the affected site. Once such notice has been effectively given, the lease relationship (between the parties) with respect to such affected site shall be terminated. Party B shall not pay rent in respect of the affected site starting from the date when the damages occur. After Party A repairs the affected site, with the approval of Party B, both parties may restore such lease relationship starting from the date agreed upon by both parties and in accordance with the terms of this Agreement;

     (7) Under the same terms, to purchase Party A Real Property pursuant to a right of first refusal when Party A plans to assign itsReal Property.

5.4. As the lessee of the Properties under this Agreement, Party B shall perform following duties:

     (1)  To pay rent in accordance with the terms of this Agreement;

     (2) To repair the Agreement Property during the term of the lease (not including repairs involving the main structure of the sites), except for repairs and maintenance that shall be undertaken by a third party or the owner of the sites pursuant to an agreement between Party A and such third party;

     (3) To be responsible for the payment of water, electricity, heating and repairs in connection with the Agreement Property, in addition to other fees arising due to the use of the Agreement Property during the term of the lease;

     (4) To promptly return the Agreement Property to Party A upon the expiry or termination of this Agreement.

                          Clause 6 Further Undertakings

     Party A has the obligation to take any further actions, including the execution other relevant agreements, contracts or documents, necessary to effect the objective and termsof this Agreement.

                       Clause 7 Amendment and Termination

7.1. This Agreement shall be terminated under the following circumstances:

     (1)  The term of this Agreement expires;

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     (2)  The parties hereto agree to terminate this Agreement before the expiration of the term;

     (3) Applicable laws and regulations, or an adjudication, ruling or order of a court of complete jurisdiction or body of arbitration require the termination of this Agreement; or

     (4) The termination of this Agreement pursuant to Clause 14.6 of this Agreement.

                          Clause 8 Default and Damages

8.1. A party shall compensate the other party for any direct and indirect economic losses caused as a result of any breach of this Agreement by such party.

8.2. Party A permits Party B to use the sites in respect to which Party A has not yet obtained full legal title and undertakes to use its best efforts to compete relevant procedures required to obtain full legal title. If the use by Party B of the Party A Leased Property is challenged, interfered with or the subject to any claim by a third party, Party A shall indemnify Party B and hold Party B harmless within 30 days after Party B files a written claim in connection therewith.

8.3. If the use by Party B is challenged, interfered with or the subject to any claim by a third party, Party A shall indemnify Party B and hold Party B harmless within 30 days after Party B files a written claim in connection therewith.

                     Clause 9 Representations and Warranties

9.1. Representations and Warranties of Party A

     (1) Party A is a duly organized and existing wholly state-owned company with independent legal person status, holding a valid business license and having the legal right to possess, lease, and manage its assets and to execute and perform this Agreement;

     (2) Party A has conducted its business in accordance with applicable law and has never engaged in any activities beyond its approved business scope;

     (3) Party A has obtained all government approvals (if applicable) and internal authorizations for the execution of this Agreement, and this Agreement will be executed by its validly authorized representative so that upon such execution, this Agreement will be legally binding on Party A;

     (4) Party A's execution of this Agreement and its performance of its obligations hereunder will not violate any laws or regulations, any other agreements or the bylaws of Party A;

     (5)  The term of the sublease conforms with clause 3.1 of this Agreement.

9.2. Representations and Warranties of Party B

     (1) Party B is a duly organized and existing stock limited company with independent legal person status, holding a valid business license and having the legal right to possess, lease, and manage its assets and execute and perform this Agreement;

     (2) Party B has conducted its business in accordance with applicable law and has never engaged in any activities beyond its approved business scope;

     (3) Party B has obtained all government approvals (if applicable) and internal authorizations for the execution of this Agreement, and this Agreement will be executed by its validly authorized representative so that upon such execution, this Agreement will be legally binding on Party B;

     (4) Party B's execution of this Agreement and its performance of its duties hereunder will not violate any laws or regulations, other agreements or the bylaws of Party B.

                             Clause 10 Force Majeure

10.1. If a party fails to perform all or part of its obligations under this Agreement due to an event of Force Majeure (meaning an event beyond the reasonable control of the affected party that is unforeseeable, or unavoidable and beyond remedy if foreseen, and which happens after the execution of this Agreement and renders the full or partial performance of this Agreement impossible or impracticable). Events of Force Majeure include but are not limited to floods, fires, draughts, typhoons, earthquakes, and other acts of God, traffic accidents, strikes, insurrections, turmoil and war (whether declared or not) and any action or inaction of any governmental authority). The performance of such obligations shall be suspended during the period during which such performance is affected by the event of Force Majeure.

10.2. The Party claiming to be affected by an event of Force Majeure shall notify the other Party in writing of the occurrence of such event as soon as possible,

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     and shall, within 15 days after the occurrence of such event, provide the other Party by personal delivery or registered air mail with appropriate evidence in support of the occurrence of the event of Force Majeure and the period of its occurence. The Party claiming that its performance of the Agreement has become impossible or impracticable due to an event of Force Majeure shall make all reasonable efforts to eliminate or minimize the effects of such event of Force Majeure.

10.3. If an event of Force Majeure occurs, both Parties shall immediately consult with each other regarding the performance of this Agreement, and shall immediately resume their respective obligations under this Agreement upon the termination or elimination of the event of Force Majeure.

                             Clause 11 Miscellaneous

11.1. Unless otherwise provided for in this Agreement, a Party may not transfer all or part of its rights and obligations under this Agreement without the written consent of the other Party.

11.2. This Agreement and the attachments hereto constitute the entire agreement, and supersede all previous oral and written agreements, contracts, understandings and communications of the parties concerning the matters set forth herein.

11.3. Any provision hereof that becomes illegal, invalid or unenforceable will not affect the validity and enforceability of the other provisions of this Agreement.

11.4. Any amendment to this Agreement or its Schedules may be made only pursuant to written agreement executed by the authorized representatives of each Party and shall be approved by each party having taken taking appropriate corporate actions. If such amendment constitutes a material and substantial change to this Agreement, it shall become effective upon the notification of the HKSE or upon obtaining approval from the HKSE (subject to the then current requirements of the HKSE) and/or ratification at a shareholders' meeting of Party B (if applicable).

11.5. Unless otherwise provided for in this Agreement, any delay or failure on the part of any party hereto to exercise any right, power or privilege under this Agreement shall not operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude the exercise of any other right, power or privilege.

11.6. The Schedules hereto constitute an integral part of this Agreement and have the same binding effect on the parties hereto as if they had been incorporated into this Agreement.

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                                Clause 12 Notices

12. Notices and other communications required to be given by any party pursuant to this Agreement shall be written in Chinese, and may be delivered by hand or registered mail to the address of the other party or sent by facsimile transmission to the number of the other party set forth below. The dates on which notices shall be deemed to have been effectively delivered shall be determined as follows:

     (a) Notices delivered by hand shall be deemed effectively delivered on the date of such hand delivery.

     (b) Notices given by registered mail shall be deemed effectively delivered on the 7th day (if the last day falls on a Sunday or a public holiday, then such date shall be extended to the next working day) after the date on which they were mailed (as indicated by the postmark).

     (c) Notices given by facsimile transmission shall be deemed effectively delivered at the time when the transmission is completed, provided that the sender shall produce the transmission report evidencing the successful transmission of relevant documents.

     The address and fax number of the parties for the delivery of notice are as follows:

     China Life Insurance (Group) Company:

     Address: No.5 Guan Ying Yuan Xi Qu, Xicheng District, Bejing

     Fax number: 010-6611 1567

     Telephone number: 010-6611 4433

     China Life Insurance Company Limited

     Address: China Life Building, No.16 Chao Wai Avenue, Chaoyang District, Beijing

     Fax number: 010-8565 2232

     Telephone number: 010-8565 9999

     If either party changes its address or fax number, it shall promptly notify the other party in writing of such change.

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                 Clause 13 Governing Law and Dispute Settlement

13.1. This agreement shall be governed by and construed in accordance with the laws of PRC.

13.2. Any disputes arising from or in connection with this Agreement shall be resolved by both parties through friendly consultation. If the dispute cannot be settled in the aforesaid manner within ninety (90) days, either Party shall have the right to submit the dispute to the China International Economic Trade Arbitration Commission for arbitration to be conducted in accordance with the Commission's arbitration rules in effect at the time of the arbitration. The arbitration award will be final and binding on both parties.

                       Clause 14 Supplementary Provisions

14.1. This Agreement is written in Chinese.

14.2. After the execution of this Agreement by both parties' authorized representatives and the affixing of both parties' company seals, this Agreement shall become effective and its effectiveness shall retroactively commence as of the date when Party B's business license is issued.

14.3. After Party B has listed on the HKSE, the transactions contemplated by this Agreement shall constitute the associated transactions as described by the listing rules and according to the listing rules, such transactions can only be conducted after obtaining the exemption from HKSE or upon the approval of independent shareholders or conforming to any other stipulations concerning associated transactions in the listing rules. Therefore, the performance of this Agreement relating to such associated transactions shall be on the premise of the obtaining of the approval from HKSE or upon conforming to any other stipulations concerning the associated transactions in the listing rules. Both parties undertake to observe the relevant stipulations of the listing rules.

14.4. If the HKSE exemption contains additional conditions, this Agreement shall be performed in accordance with such additional conditions. Both Parties undertake to strictly observe such conditions.

14.5. If the HKSE exemption for such related party transactions is retracted, rescinded, or becomes ineffective, and such transactions do not comply with the requirements concerning related party transactions in the listing rules, the performance of this Agreement relating to such transactions shall be terminated.

14.6. If the performance of all transactions contemplated by this Agreement is terminated pursuant to Clause 14.5, this Agreement shall be terminated.

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14.7. This Agreement has been executed in four (4) originals, with one to be held by each party. One of the remaining two originals shall be submitted to the real property administration for registration, and the other shall be kept by Party B as a restructuring document for future reference. Each of these four originals has the same force and effect.

Party A:                                Party B:

China Life Insurance (Group) Company    China Life Insurance Company Limited
               (Seal)                   (Seal)

Legal Representative/                   Legal Representative/
Authorized Representative (Signature)   Authorized Representative (Signature)

SCHEDULE I

                          List of Party A Real Property

-------------------------------------------------------------------------------
                                                                    Annual rent
           Classification              No. of Sites   Area (m/2/)      (yuan)
-------------------------------------------------------------------------------
01 Anhui branch                              43          25,257       4,984,372
-------------------------------------------------------------------------------
02 Beijing branch                             1             426         600,000
-------------------------------------------------------------------------------
03 Dalian branch                              2           3,298       1,150,000
-------------------------------------------------------------------------------
04 Fujian branch                             24          11,035       1,067,788
-------------------------------------------------------------------------------
05 Gansu branch                              92          45,179       7,263,574
-------------------------------------------------------------------------------
06 Guangxi Autonomous region branch          18          27,261       5,660,370
-------------------------------------------------------------------------------
07 Guangdong branch                          93          56,375      11,208,394
-------------------------------------------------------------------------------
08 Guizhou branch                            16           5,207       1,116,434
-------------------------------------------------------------------------------
09 Hainan branch                              7           5,394         457,445
-------------------------------------------------------------------------------
10 Hebei branch                               8           7,755       1,301,398
-------------------------------------------------------------------------------
11 Henan branch                              34          39,874       3,428,141
-------------------------------------------------------------------------------
12 Helongjiang branch                        18          11,351       4,641,909
-------------------------------------------------------------------------------
13 Hubei branch                              24          15,413       3,425,663
-------------------------------------------------------------------------------
14 Hunan branch                              11          13,236       1,632,246
-------------------------------------------------------------------------------
15 Jilin branch                              38          35,846       5,218,363
-------------------------------------------------------------------------------
16 Jiangsu branch                            39          41,839      11,603,160
-------------------------------------------------------------------------------
17 Jiangxi branch                            30          12,484       1,565,752
-------------------------------------------------------------------------------
18 Liaoning branch                           15          16,319       2,810,148
-------------------------------------------------------------------------------
19 Nemenggu Autonomous region branch         11           8,582         957,044
-------------------------------------------------------------------------------
20 Ningbo branch                             16           4,633         559,300
-------------------------------------------------------------------------------
21 Nixia Autonomous region branch             9           1,662          38,800
-------------------------------------------------------------------------------
22 Qingdao branch                             8           8,930       4,733,702
-------------------------------------------------------------------------------
23 Qinghai branch                             2             474          34,511
-------------------------------------------------------------------------------
24 Shandong branch                           35          53,397      15,406,069
-------------------------------------------------------------------------------
25 Shanxi branch                             31          29,454       5,980,298
-------------------------------------------------------------------------------
26 Shaanxi branch                            11           8,907       1,426,572
-------------------------------------------------------------------------------
27 Shanghai branch                            5           3,834       1,399,102
-------------------------------------------------------------------------------
28 Shenzhen branch                            9           7,476       1,716,547
-------------------------------------------------------------------------------
29 Sichuan branch                            42          33,173       5,266,383
-------------------------------------------------------------------------------
30 Tianjin branch                            --              --              --
-------------------------------------------------------------------------------
31 Xiamen branch                              1             942         106,192
-------------------------------------------------------------------------------
32 Xinjiang autonomous region branch         11           5,153       1,062,368
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
33 Yunnan branch                             70          49,266       7,460,824
-------------------------------------------------------------------------------
34 Zhejiang branch                           49          37,649      10,154,552
-------------------------------------------------------------------------------
35 Chongqing branch                          10          10,063       1,123,498
-------------------------------------------------------------------------------
36 headquarters                              --              --              --
-------------------------------------------------------------------------------
   Total                                    833         637,143     126,560,920
-------------------------------------------------------------------------------

SCHEDULE II

                         List of Party A Leased Property

-------------------------------------------------------------------------------
                                                                    Annual rent
           Classification              No. of Sites   Area (m/2/)      (yuan)
-------------------------------------------------------------------------------
01 Anhui branch                               58          37,440      5,076,900
-------------------------------------------------------------------------------
02 Beijing branch                             27          19,649     13,357,050
-------------------------------------------------------------------------------
03 Dalian branch                               2           2,622      1,230,000
-------------------------------------------------------------------------------
04 Fujian branch                              88          18,398      1,906,328
-------------------------------------------------------------------------------
05 Gansu branch                               58          18,220      3,053,709
-------------------------------------------------------------------------------
06 Guangxi Autonomous region branch           38          37,496      5,989,256
-------------------------------------------------------------------------------
07 Guangdong branch                          137          87,001     32,014,436
-------------------------------------------------------------------------------
08 Guizhou branch                             33           8,459      1,508,754
-------------------------------------------------------------------------------
09 Hainan branch                               9           3,348        239,925
-------------------------------------------------------------------------------
10 Hebei branch                              104          75,943      6,987,410
-------------------------------------------------------------------------------
11 Henan branch                              134         107,133     11,555,623
-------------------------------------------------------------------------------
12 Helongjiang branch                         54          29,176      4,726,583
-------------------------------------------------------------------------------
13 Hubei branch                               73          42,544      8,690,031
-------------------------------------------------------------------------------
14 Hunan branch                               69          52,625     10,723,336
-------------------------------------------------------------------------------
15 Jilin branch                               27          14,938      2,071,600
-------------------------------------------------------------------------------
16 Jiangsu branch                             58          47,479      8,481,492
-------------------------------------------------------------------------------
17 Jiangxi branch                             63          32,942      2,595,549
-------------------------------------------------------------------------------
18 Liaoning branch                            37          25,040      4,103,062
-------------------------------------------------------------------------------
19 Nemenggu Autonomous region branch          18           8,958      1,805,500
-------------------------------------------------------------------------------
20 Ningbo branch                              42          15,017      1,281,750
-------------------------------------------------------------------------------
21 Nixia Autonomous region branch             15           7,532      1,273,053
-------------------------------------------------------------------------------
22 Qingdao branch                              6           3,117        524,000
-------------------------------------------------------------------------------
23 Qinghai branch                              9           1,903        388,526
-------------------------------------------------------------------------------
24 Shandong branch                           135         103,348     11,430,907
-------------------------------------------------------------------------------
25 Shanxi branch                             116          64,263     10,543,907
-------------------------------------------------------------------------------
26 Shaanxi branch                            104          32,927      7,659,032
-------------------------------------------------------------------------------
27 Shanghai branch                            27          15,145      7,553,509
-------------------------------------------------------------------------------
28 Shenzhen branch                             1             183        109,632
-------------------------------------------------------------------------------
29 Sichuan branch                             33          15,864      3,632,795
-------------------------------------------------------------------------------
30 Tianjin branch                             11          16,248      5,519,897
-------------------------------------------------------------------------------
31 Xiamen branch                              10           8,377      1,040,320
-------------------------------------------------------------------------------
32 Xinjiang autonomous region branch          50          22,618      5,649,064
-------------------------------------------------------------------------------
33 Yunnan branch                              35           8,156      1,685,828
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
34 Zhejiang branch                            46          51,479     10,508,767
-------------------------------------------------------------------------------
35 Chongqing branch                           36          22,148      5,834,827
-------------------------------------------------------------------------------
36 headquarters                                1           2,529      7,518,912
-------------------------------------------------------------------------------
   Total                                   1,764       1,060,261    208,271,271
-------------------------------------------------------------------------------